Filed pursuant to 497(k)

Registration No. 033-48907

BMO FUNDS, INC.

BMO Disciplined International Equity Fund	BMO Small-Cap Value Fund
BMO Large-Cap Value Fund	BMO Small-Cap Growth Fund
BMO Large-Cap Growth Fund	BMO Low Volatility Fund
BMO Mid-Cap Value Fund	BMO Dividend Income Fund
BMO Mid-Cap Growth Fund

(each, a “Fund,” and together, the “Funds”)

Supplement dated December 17, 2021 to the Summary Prospectuses,

each dated December 29, 2020, as supplemented

Effective December 16, 2021, management of the Funds, each a series of BMO Funds, Inc. (the “Corporation”), transferred from BMO Asset Management Corp. (“BAMC”) to Columbia Management Investment Advisers, LLC (Columbia). Accordingly, all references to BAMC as investment adviser to the Funds are hereby replaced with references to Columbia, the Funds’ new investment adviser. The portfolio managers to each Fund will remain the same. Each Fund’s portfolio managers have transitioned to Columbia.

Please retain this Prospectus Supplement with your Summary Prospectus for future reference.